UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2005
QLOGIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-23298 (Commission File Number)	33-0537669 (IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California		92656
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 389-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 1.01   Entry into a Material Definitive Agreement
     On August 29, 2005, QLogic Corporation (the “Company”) announced that the Company entered into an Asset Purchase Agreement dated as of August 29, 2005 (the “Purchase Agreement”), with Marvell Technology Group Ltd. (“Marvell”) and a subsidiary of Marvell (together with Marvell, “Buyer”). A copy of the Company’s press release announcing the execution of the Purchase Agreement can be found on Exhibit 99.1 to the Form 8-K filed by the Company on August 29, 2005.
     Pursuant to the terms of the Purchase Agreement, Buyer has agreed to acquire substantially all of the assets of that portion of the Company’s business consisting of the design, manufacturing, marketing and sale of hard disk and tape drive controllers and related products (the “Business”) and to assume certain liabilities related thereto. Buyer has agreed to pay a purchase price of $225 million at closing, consisting of $180 million cash and $45 million in common stock of Marvell, for the Business, subject to upward or downward adjustment based on net inventory at closing. The sale, which is subject to regulatory approvals and other customary closing conditions, is expected to close within 60 days.
     The Company has made customary representations and warranties and covenants in the Purchase Agreement, agreeing, among other things, for a period following the acquisition, not to compete with the Business.
     In addition, pursuant to the terms of the Purchase Agreement, each party has agreed to indemnify the other for an agreed upon period following the acquisition for damages arising from, among other things, such party’s breach of its representations, warranties or covenants under the Purchase Agreement, subject to limitation in accordance with agreed upon threshold amounts and caps on indemnifiable damages.
     In connection with the acquisition, the parties will also enter into several ancillary and related agreements including a transition services agreement designed to ensure a smooth transition of the Business to Buyer.
     A copy of the Purchase Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.
Item 7.01   Regulation FD Disclosure
     The Registrant held a conference call open to the public on Monday, August 29, 2005, to discuss the transaction with Marvell described above. A transcript of that conference call is furnished herewith as Exhibit 99.1.
     The conference call script and certain comments made by representatives of the Registrant on such conference call may contain certain forward-looking statements related to the Registrant’s businesses that are based on the Registrant’s current expectations. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. The Registrant’s written policy on forward-looking statements can be found in Item 7 of its most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

     The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filings of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01   Financial Statements and Exhibits
     (c)   Exhibits
2.1	Asset Purchase Agreement dated August 29, 2005, by and between QLogic Corporation, Marvell Technology Group Ltd., and Marvell International Ltd.

99.1	Transcript* of the Registrant’s August 29, 2005 conference call.
*	This exhibit is being furnished pursuant to Item 9.01, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION
September 1, 2005	/s/ Anthony J. Massetti
Anthony J. Massetti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

2.1	Asset Purchase Agreement dated August 29, 2005, by and between QLogic Corporation, Marvell Technology Group Ltd., and Marvell International Ltd.

99.1	Transcript of the Registrant’s August 29, 2005 conference call.